                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 333-15445, 333-39383, 333-74473, 333-75719 on Form S-3, and No. 333-74809 on
Form S-4 of FINOVA Capital Corporation (a subsidiary of The FINOVA Group Inc.) of our report dated April 23, 1999 appearing in this Annual Report on Form 10-K of FINOVA Capital Corporation for the year ended December 31, 2000.


/s/ Deloitte & Touche LLP

Phoenix, Arizona

April 11, 2001